Notes Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes Payable [Abstract]
NOTES PAYABLE

NOTE 7. NOTES PAYABLE

Notes Payable at September 30, 2011 and December 31, 2010, consisted of the following:

	September 30, 2011	December 31, 2010
Long-Term Debt:
Note payable due November 30, 2017, 5.7% (See Note 13, Subsequent Events)	$2,920,119	$2,982,051
Notes payable to related party due December 31, 2011, 10% and 14%	922,157	766,957
Notes payable due between July 1, 2011 and March 2, 2012, rates from 7.0% to 8.25%	17,847	81,499
9% Series B Senior Secured Redeemable Debentures due on various dates ranging from September 30, 2013 to February 28, 2014, net of discount of $21,675 and $29,558 at September 30, 2011 and December 31, 2010, respectively	5,280,132	5,272,249

	9,140,255	9,102,756
Less: current portion	(6,318,917)	(943,560)

Total Long-Term Debt	$2,821,338	$8,159,196

Note Payable to Related Party

During the nine months ended September 30, 2011, the Company has borrowed an additional $100 thousand under a promissory note due to the Company’s Chairman and Chief Executive Officer. On May 6, 2011, the maturity date was extended to December 31, 2011 and accrued interest of $42 thousand was added to the principle balance. During the nine months ended September, 30, 2011, the Company borrowed an additional $570 thousand under a new promissory note at an interest rate of 14% from the Chairman and Chief Executive Officer. During the nine months ended September 30, 2011, related party receivable balances of approximately $57 thousand were offset against the promissory note.

On June 21, 2011, principal in the amount of $500,000 from the 10% Promissory Note was converted to 250,000 units which were offered under our private placement of common stock and warrants. See Note 8, Stockholders Equity, for more information.

The balance under these promissory notes was $922,157 at September 30, 2011, and $766,957 at December 31, 2010.

Series B Debentures

The Company has not paid interest on the Series B debentures for the period March 2011 through September 2011. Therefore, we were in default on our Series B Debentures at September 30, 2011. Upon an event of default, the debentures become due and payable upon demand, so we have classified the debentures as a current liability as of September 30, 2011. These debentures are secured by GreenHunter Energy’s equity interest in GreenHunter Mesquite Lake, LLC and are otherwise non-recourse to GreenHunter Energy.

NOTE 7. NOTES PAYABLE

Notes Payable at December 31, 2010 and 2009 consisted of the following:

	2010	2009
Note payable due June 17, 2010, 7.0%	$—	$79,820
Note payable due November 31, 2017, 5.7%	2,982,051	3,072,766
Note payable to related party due April 30, 2011, 10%	766,957	—
Notes payable due between February 15, 2011 and July 1, 2011, rates from 5.75% to 9.9%	81,499	—
10% Series A Senior Secured Redeemable Debentures, net of $0 and $1,007,039 discount, respectively	—	20,027,109
9% Series B Senior Secured Redeemable Debentures, net of $40,069 and $49,628 discount, respectively	5,272,249	5,261,739

	9,102,756	28,441,434
Less: current portion	(943,560)	(169,541)

Total Long-Term Debt	$8,159,196	$28,271,893

The following table presents the approximate annual maturities of debt as of December 31, 2010:

2011	$943,560
2012	100,049
2013	3,612,096
2014	1,824,672
Thereafter	2,622,379

$9,102,756

Notes Payable

During 2009, we financed a portion of our annual insurance premiums for our Houston refinery in the amount of $221,560 and our annual corporate insurance premiums in the amount of $76,762. The notes bore interest at fixed rates of 6.1% and 7.0%, respectively, and both were paid off in 2010.

During 2010, we financed a portion of our annual insurance premiums in the amount of $160,840 with various notes bearing fixed rates between 5.75% and 9.0%. The notes have maturity dates ranging from February 15, 2011 to July 1, 2011.

10% Series A Senior Secured Redeemable Debentures

We have issued approximately $21 million of our 10% Series A Senior Redeemable Debentures (“Series A Debentures”)these debentures, resulting in net proceeds of approximately $18.9 million since inception of this series. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter BioFuels, Inc. common stock. This offering was cancelled during April of 2008, and all proceeds were received by June 30, 2008.

The Series A Debentures were offered in a private placement and have not been registered. The debentures have a term of five years from the date of issue and may be exchangeable at our option into freely tradable shares of our common stock. We have the right to call for redemption at any time. If redeemed, we would be required to pay a redemption price, in cash and/or common stock, equal to the following percentage of the principal amount depending on the year after issuance: 105% during the first year, 104% during the second year, 103% during the third year, and 102% during the fourth year and continuing through maturity.

During April 2009 through September 2010, we were unable to make the interest payments on these debentures. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy.

9% Series B Senior Secured Redeemable Debentures

During July 2008, we announced the offering of a 9% Series B Senior Secured Redeemable Debentures (“Series B Debentures”). These debentures have a term of five years and may be exchangeable into shares of our common stock after one year, at our option. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter Mesquite Lake, Inc. common stock. Since inception of this series, we have issued approximately $5.3 million of these debentures, resulting in net proceeds of approximately $4.9 million. This offering was cancelled during April of 2009.

Note Payable to Related Party

On September 29, 2010 and December 30, 2010, the Company entered into a promissory note with our Chairman and Chief Executive Officer for $600,000 and $260,000, respectively, due on October 31, 2010 and January 1, 2011, respectively, at an interest rate of 10%. The promissory notes were extended to April 30, 2011. The promissory note was offset against related party receivable balance of $93,043. Therefore, the remaining promissory note balance is $766,957.